The AAL Mutual Funds

Supplement to Prospectus dated June 27, 2003
Regarding
The AAL High Yield Bond Fund

Effective June 1, 2004, Pacific Investment Management Company LLC will no longer serve as investment subadviser to The AAL High Yield Bond Fund, and Thrivent Investment Management Inc., the Fund's Investment adviser, will provide all investment management services.

The date of this Supplement is May 28, 2004.

Please include this Supplement with your Prospectus